UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 19, 2009

Date of report

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 19, 2009, Patterson Companies, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2010 ended October 24, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	OTHER EVENTS

As previously announced on October 6, 2009, James W. Wiltz, president and chief executive officer, will retire at the end of the current fiscal year on April 24, 2010. Scott P. Anderson, currently president of the Patterson Dental Supply, Inc. subsidiary, will be Mr. Wiltz’ successor.

On November 19, 2009, Patterson Companies, Inc. announced that Paul A. Guggenheim will become the president of Patterson Dental Supply, Inc. at the end of fiscal 2010. Mr. Guggenheim, age 49, is currently the southwest region manager of Patterson Dental.

A copy of the press release issued by the Company on November 19, 2009 announcing the Company’s financial results for the second quarter of fiscal 2010 and the appointment of Mr. Guggenheim is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1	Press release of Patterson Companies, Inc., dated November 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: November 19, 2009	By:	/S/ R. STEPHEN ARMSTRONG
R. Stephen Armstrong
Executive Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Patterson Companies, Inc., dated November 19, 2009.